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                           COMBINED FEE AND LEASEHOLD
        MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING
              AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS


                  COMBINED FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS, dated as of May 31, 2002 (together with all amendments and supplements, this "SECURITY INSTRUMENT"), is made by N.J. METROMALL URBAN RENEWAL, INC., a New Jersey corporation ("FEE OWNER") and GLIMCHER JERSEY GARDENS, LLC, a Delaware limited liability company ("MASTER LESSEE" and together with the Fee Owner, collectively, the "BORROWER"), each having its principal office c/o Glimcher Realty Trust, 20 S. Third Street, Columbus, Ohio 43215, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 31 West 52nd Street, 17th Floor, New York, New York 10019 (together with its successors and assigns, "LENDER").

                                    RECITALS

                  WHEREAS, Fee Owner is the owner of the real property commonly known as Jersey Gardens located in the City of Elizabeth, County of Union and State of New Jersey such ownership interest being comprised of a fee simple interest in the land described in EXHIBIT A attached hereto and made a part hereof (the "LAND");

                  WHEREAS, Master Lessee is the record owner of (i) a leasehold estate (the "LEASEHOLD ESTATE") in the Land created by virtue of that certain Amended and Restated Master Lease, dated as of June 4, 1998, by and between N.J. METROMALL Urban Renewal, Inc., as the "LANDLORD" and Elizabeth Metromall, LLC, as the "TENANT", and recorded on June 12, 1998 as Instrument No. 53426, in Deed Book 4674, Page 183 in the Office of the Clerk/Register of Union County, New Jersey ("LAND RECORDS"), as amended by the First Amendment to Amended and Restated Master Lease, dated as of December 8, 2000, by and between N.J. METROMALL Urban Renewal, Inc., as the "LANDLORD" and Elizabeth Metromall, LLC, as the "TENANT" and recorded on January 17, 2001, as Instrument No. 90263, in Deed Book 5075, Page 45 in the Land Records (collectively the "AMENDED AND RESTATED MASTER LEASE"), and as modified by that certain Partial Assignment of Amended and Restated Master Lease, dated as of June 4, 1998, by and between Elizabeth Metromall, LLC, as assignor, and Jersey Gardens Center, LLC, as assignee, and recorded in the Land Records on June 12 1998 in Deed Book 4674, Page 212 and re-recorded in the Land Records on June 25, 1998 in Deed Book 4679, Page 137, and as such Amended and Restated Master Lease shall be assigned pursuant to that certain Assignment of Amended and Restated Master Lease, dated as of the date hereof and to be submitted for recording in the Land Records on or about the date hereof, from Elizabeth Metromall LLC to Master Lessee. The Amended and Restated Master Lease amends, restates and replaces in its entirety that certain Master Lease dated as of December 5, 1997, by and between N.J. METROMALL Urban Renewal, Inc., as the "LANDLORD" and Elizabeth Metromall, LLC, as the "TENANT", and recorded on December 9, 1997 in Deed Book 4604, page 148 in the


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Land Records (together with all amendments, replacements and supplements, the
"GROUND LEASE") and all rights and privileges created thereunder; and (ii) title to the Improvements (as hereinafter defined) located thereon; and

                  WHEREAS, pursuant to a Loan and Security Agreement (together with all amendments, replacements and supplements, the "LOAN AGREEMENT"), dated the date hereof, between Lender, as lender, and Borrower, as borrower, the Lender has agreed to make a loan (the "LOAN") in the maximum principal amount of $135,000,000 (the "PRINCIPAL AMOUNT") as evidenced by a Note (together with all amendments, replacements and supplements, the "Note"), dated the date hereof, made by Borrower, as maker; and

                  WHEREAS, Borrower and Lender intend these Recitals to be a material part of this Security Instrument.


                              SECURED INDEBTEDNESS

                  NOW, THEREFORE, in consideration of the Loan to Borrower evidenced by the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees as follows:

                  TO SECURE:

                           (i) payment and performance of all covenants,
                  conditions, liabilities and obligations of Borrower to Lender contained in the Loan Agreement and the other Loan Documents,

                           (ii) payment of the indebtedness evidenced by, the
                  Note plus all interest and all fees payable thereunder; and

                           (iii) payment and performance of all covenants,
                  conditions, liabilities and obligations contained in this Security Instrument and any extensions, renewals or modifications hereof; and

                           (iv) payment and performance of all covenants,
                  conditions, liabilities and obligations of Borrower contained in the Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "ASSIGNMENT OF LEASES"), between Borrower, as assignor, and Lender, as assignee; and

                           (v) payment and performance of all covenants,
                  conditions, liabilities and obligations of Borrower contained in each of the other Loan Documents (as defined below); and


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                           (vi) without limiting the foregoing, payment of all
                  indebtedness, liabilities, and amounts from time to time incurred by Lender pursuant to the Note, this Security Instrument, the Loan Agreement or such other Loan Documents, even if the aggregate amount of the monetary obligation outstanding at any one time exceeds the face amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (i) through (v) above and this clause (vi), collectively, the "INDEBTEDNESS"); and

                           (vii) payment of the Indebtedness together with the
                  payment and performance of all other covenants, conditions, liabilities and obligations described and set forth in clauses
                  (i) through (vi) above and in this clause (vii), collectively, the "OBLIGATIONS".

                                GRANTING CLAUSES

                  NOW, THEREFORE, THIS SECURITY INSTRUMENT WITNESSETH: that Borrower, in consideration of the premises, the Indebtedness evidenced by the Note, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (a) has mortgaged, warranted, granted, bargained, sold, alienated, released, confirmed, conveyed, pledged and assigned, and (b) by these presents does hereby irrevocably grant and create a first priority Lien (as defined below) on and security interest in, subject to the Permitted Encumbrances and the provisions hereof and of the other Loan Documents, and does hereby MORTGAGE, GRANT A SECURITY INTEREST IN, AND PLEDGE to Lender and its successors and assigns forever, all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all the property (collectively, the "PROPERTY") described in the following Granting Clauses:

                  (A)      the Land;

                  (B)      the Leasehold Estate;

                  (C) all additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the Leasehold Estate and the development of the Land and the Leasehold Estate and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien of this Security Instrument;

                  (D) all of Borrower's right, title and interest in and to the buildings, foundations, structures, improvements and fixtures now or hereafter located or erected on the Land and the Leasehold Estate (the "IMPROVEMENTS");

                  (E) all of Borrower's right, title and interest in and to (i) all streets, avenues, roads, alleys, passages, places, sidewalks, strips and gores of land and ways, existing or proposed, public or private, adjacent to the Land, and all reversionary rights with respect to the vacation of said streets, avenues, roads, alleys, passages, places, sidewalks and ways in the land lying thereunder; (ii) all air, light, lateral support, development, drainage, oil, gas and mineral rights, options to purchase or lease, waters, water courses and riparian rights now or hereafter pertaining to or used in connection with the Leasehold Estate, the Land and/or the Improvements; (iii) all and singular, the tenements, hereditaments, rights of way, easements, appendages and appurtenances and property now or hereafter belonging or in any way appertaining to the Leasehold Estate, the Land and/or the Improvements; and (iv) all estate, right, title, claim or demand whatsoever, either at law or in equity, in possession or expectancy, of, in and to the Leasehold Estate the Land and/or the Improvements (collectively, the "APPURTENANCES");

                  (F) all of Borrower's right, title and interest in and to the machinery, appliances, apparatus, equipment, fittings, fixtures, materials, articles of personal property and goods of every kind and nature whatsoever used in connection with the Leasehold Estate, the Land and/or the Improvements and all additions to and renewals and replacements thereof, and all substitutions therefor, now or hereafter affixed to, attached to, placed upon or located upon or in the Leasehold Estate, the Land and/or the Improvements, or any part thereof, and used in connection with the use, ownership, management, maintenance, enjoyment or operation of the Leasehold Estate, the Land and/or the Improvements in any present or future occupancy or use thereof and now owned or leased (to the extent permitted by the applicable Lease) or hereafter owned or leased by Borrower, including, but without limiting the generality of the foregoing, all heating, lighting, laundry, cooking, incinerating, loading, unloading and power equipment, boilers, dynamos, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air cooling and air conditioning apparatus, building materials and equipment, elevators, escalators, carpeting, shades, draperies, awnings, screens, doors and windows, blinds, furnishings (other than equipment and personal property of tenants or guests of the Leasehold Estate, the Land and/or the Improvements, or any part thereof) (hereinafter collectively called "BUILDING EQUIPMENT");

                  (G) all of Borrower's right, title and interest as lessor or licensor, as the case may be, in, to and under all leases, subleases, underlettings, concession agreements and licenses of the Property or any part thereof, now existing or hereafter entered into by Borrower including, without limitation, any cash and securities deposited thereunder (collectively, "LEASES"), the grant of such cash and securities hereunder being expressly subject to the provisions of the applicable Leases and all of Borrower's right, title and interest, subject to the provisions of SECTION 5, in the right to receive and collect the revenues, income, rents, issues, profits, royalties and other benefits payable under any of the Leases (collectively, "RENTS") and all revenues, income, rents, issues and profits otherwise arising from the use or enjoyment of all or any portion of the Property;

                  (H) subject to the provisions of SECTION 6.2 of the Loan Agreement, all of Borrower's right, title and interest in and to all proceeds, judgments, claims, compensation, awards or payments hereafter made to Borrower for the taking, whether permanent or temporary, by condemnation, eminent domain, or for any conveyance made in lieu of such taking, of the whole or any part of the Property, including, without limitation, all proceeds, judgments, claims, compensation awards or payments for changes of grade of streets or any other injury to or decrease in the value of the Property, whether direct or consequential, which awards and payments are hereby assigned to Lender, who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness in such order as Lender may determine in accordance with the provisions of this Security Instrument without regard to the adequacy of Lender's security hereunder and notwithstanding the fact that the amount thereof may not then be due and payable, and toward the payment of reasonable counsel fees, costs and disbursements incurred by Lender in connection with the collection of such awards or payments; and Borrower hereby agrees, upon request, to make, execute and deliver any and all further assignments and other instruments sufficient for the purpose of confirming this assignment of said proceeds, judgments, claims, compensation awards or payments to Lender, free, clear and discharged of any encumbrances of any kind or nature whatsoever other than the Permitted Encumbrances (as defined in the Loan Agreement);

                  (I) subject to the provisions of SECTION 6.2 of the Loan Agreement, all of Borrower's right, title and interest in and to all unearned premiums paid under insurance policies now or hereafter obtained by Borrower to the extent the same insure the Property and any other insurance policies required to be maintained pursuant to SECTION
         6.1 of the Loan Agreement to the extent the same insure the Property, including, without limitation, liability insurance policies and Borrower's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Property, or any part thereof, into cash or liquidated claims including, without limitation, proceeds of casualty insurance, title insurance or any other insurance maintained on or with respect to the Property (other than liability insurance);

                  (J) all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and Appurtenances to, the Property, hereafter acquired by or released to Borrower or constructed, assembled or placed by Borrower on the Property, and all conversions of the security constituted thereby; immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, to the extent permitted by law, without any further mortgage, conveyance, assignment or other act by Borrower, all such extensions, improvements, betterments, renewals, substitutes and replacements shall become subject to the Lien of this Security Instrument as fully and completely, and with the same effect, as though now owned by Borrower and specifically described herein;

                  (K) all of Borrower's right, title and interest in, to and under, to the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof without occurrence of a breach or default thereunder and to the extent permitted by applicable law, and without impairment of the validity or enforceability thereof, (i) all contracts and agreements relating to the Property (other than the Leases), and other documents, books and records related to the ownership and operation of the Property; (ii) to the extent permitted by law all Licenses (including, to the extent permitted by law, any licenses held by Borrower permitting the sale of liquor at any of the Property the transfer and/or assignment of which is permitted by law without filing or other qualification), warranties, guaranties, building permits and government approvals relating to or required for the construction, completion, occupancy and operation of the Property; (iii) all plans and specifications for the construction of the Improvements, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; (iv) all such other contracts and agreements (other than the Leases) from time to time executed by Borrower relating to the ownership, leasing, construction, maintenance, operation, occupancy or sale of the Property, together with all rights of Borrower to compel performance of the terms of such contracts and agreements; (v) subject to the terms of the Loan Agreement, the Collateral Accounts (as defined in the Loan Agreement) and any funds in such Collateral Accounts from time to time (it being understood that at such time as Borrower shall withdraw any amounts from any Collateral Accounts in accordance with the provisions of the Loan Agreement, the same shall cease to constitute part of the Property); and (vi) subject to the terms of the Loan Agreement, the Interest Rate Cap Agreement (as defined in the Loan Agreement);

                  (L) to the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof and to the extent permitted by law, all of Borrower's right, title and interest in, to and under credit card receivables, escrows, documents, instruments, and general intangibles, as the foregoing terms are defined in the UCC (as hereinafter defined), in any case which now or hereafter relate to, are derived from, or are used in connection with the Property, and all contract rights, franchises, books, records, plans, specifications, Licenses, actions and causes of action which now or hereafter relate to, are derived from or used in connection with the Property or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the property described in the foregoing paragraphs (G), (H), (I), (K) and this paragraph (L), the "INTANGIBLES"); and

                  (M) all of Borrower's right, title and interest in all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of pursuant to the terms hereof.

                  UPON CONDITION that, until the happening of an Event of Default (as hereinafter defined), Borrower shall be permitted to possess and use the Property, and to use the

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rents, issues, profits, revenues and other income of the Property as provided in this Security Instrument, the Loan Agreement and the other Loan Documents (as hereinafter defined).

                                    HABENDUM

         TO HAVE AND TO HOLD THE PROPERTY hereby conveyed, or mentioned and intended so to be, whether now owned or held or hereafter acquired, subject only to the Permitted Encumbrances and the terms hereof, unto Lender, its successors and assigns, forever, upon the terms and conditions set forth herein and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Security Instrument and the other Loan Documents all as herein set forth.

         1. DEFINITIONS. Wherever used in this Security Instrument, the following terms, and the singular and plural thereof, shall have the following meanings. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement:

         APPURTENANCES: Shall have the meaning provided in Granting Clause (E).

         ASSIGNMENT OF LEASES: Shall have the meaning provided in the Recitals.

         BORROWER: Shall have the meaning provided in the Introductory
         Paragraph.

         CLOSING DATE: Shall mean the date of this Security Instrument.

         EVENTS OF DEFAULT: Shall mean the occurrence of an "Event of Default" pursuant to the Loan Agreement or a default, beyond applicable notice and cure periods in any Loan Document.

         GROUND LEASE: Shall have the meaning provided in the Recitals.

         INDEBTEDNESS: Shall have the meaning provided in Recitals.

         INTANGIBLES: Shall have the meaning provided in Granting Clause (L).

         LAND: Shall have the meaning provided in the Recitals.

         LEASEHOLD ESTATE: Shall have the meaning provided in the Recitals.

         LEASES: Shall have the meaning provided in Granting Clause (G).

         LENDER: Shall have the meaning provided in the Recitals.


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         LICENSES: Shall mean all certifications, permits, licenses and approvals, including without limitation, liquor licenses, certificates of completion and occupancy permits required of Borrower for the legal use, occupancy and operation of the Property as a shopping mall.

         LOAN: Shall have the meaning provided in the Recitals.

         LOAN AGREEMENT: Shall have the meaning provided in the Recitals.

         NOTE: Shall have the meaning provided in the Recitals.

         OBLIGATIONS: Shall have the meaning provided in the secured indebtedness paragraph (vii).

         PRINCIPAL AMOUNT: Shall have the meaning provided in the Recitals.

         PROPERTY: Shall have the meaning provided in the recitals to the Granting Clause.

         The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Instrument shall refer to this Security Instrument as a whole and not to any particular provision of this Security Instrument, and section, schedule and exhibit references are to this Security Instrument unless otherwise specified. The words "includes" and "including" are not limiting and mean "including without limitation."

         In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

         References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto executed in writing by all of the parties thereto and, if Lender's consent was required for the original of any such document, consented to by Lender. All references in this Security Instrument to the plural of any document described herein shall mean all of such documents collectively.

         References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation.

         The captions and headings of this Security Instrument are for convenience of reference only and shall not affect the construction of this Security Instrument.

         Borrower represents and warrants to, and covenants and agrees with, Lender as follows:


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2.       WARRANTY.

         (a) TITLE. Borrower represents and warrants that Fee Owner owns good, indefeasible and insurable fee title to the Land and the Master Lessee owns good, indefeasible and insurable leasehold title to the Land and insurable fee title to the Improvements and the Building Equipment and the Operating Assets, subject only to the Permitted Encumbrances. This Security Instrument, upon its due execution and proper recordation, is and will remain a valid and enforceable (and, with respect to all personalty as to which security interests are governed by the UCC, upon proper recordation and the filing of a financing statement) perfected first Lien on and security interest on Borrower's right, title and interest in and to Property subject to the Permitted Encumbrances.

         (b) ALL PROPERTY. The Property constitutes all of the real property, personal property, equipment and fixtures currently (i) owned or leased by Borrower or (ii) used in the operation of the business located on the Property, other than items owned by Manager or any Tenants.

         (c) ENFORCEABILITY OF SECURITY INSTRUMENT. This Security Instrument is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

3.       AFFIRMATIVE COVENANTS.

         (a) PAYMENT OF OBLIGATIONS. Borrower shall promptly pay when due the principal of and interest on the Indebtedness and all other payment Obligations, all in lawful money of the United States of America in accordance with the Note, and shall further perform fully and in a timely manner all Obligations of Borrower. All sums payable by Borrower hereunder shall be paid without demand, counterclaim (other than mandatory counterclaims), offset, deduction (except as required by law) or defense. Borrower waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim (other than mandatory counterclaims), setoff, deduction or defense.

         (b) PERFORMANCE AND OBSERVANCE OF LOAN AGREEMENT COVENANTS. Borrower will duly perform, observe and comply with all of the affirmative and negative covenants, agreements and obligations to be performed, observed and complied with by Borrower, and all of the other terms and conditions applicable to Borrower, under the terms of the Loan Agreement and any other Loan Document, as if each such covenant, agreement, obligation, term and condition were expressly set forth herein in full. Without limiting the generality of the foregoing, Borrower will maintain the Property, pay Impositions and Other Charges, obtain, pay and maintain insurance, keep the Property free of Liens (other than Permitted Encumbrances), pay the utility charges for the Property, perform alterations and repairs in respect of the Property, cause the Property to comply with all Legal Requirements, fund the Collateral Accounts, as required by the Loan Agreement, restore the Property upon any casualty or Taking, and lease the

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Property as in accordance with the terms of the Loan Agreement, all in accordance with and subject to all of the applicable terms and conditions of this Security Instrument, the Loan Agreement and the other Loan Documents.

         (c) INSURANCE. Borrower shall, at its sole cost and expense, continuously keep and maintain insurance in respect of the Property and Borrower*s operations thereat, of the type and in the form and with insurers, all as provided in SECTION 6.1 of the Loan Agreement. All Proceeds to which Borrower may be entitled resulting from damage to or destruction of the Property or any part hereof by a casualty or a Taking shall be distributed and applied towards restoration of the Property or repayment of the Obligations in accordance with the provisions of SECTION 6.2 of the Loan Agreement.

         (d) MAINTENANCE OF VALIDITY AND RECORDING.

                  (i) Borrower covenants that it will forthwith after the execution and delivery of this Security Instrument and thereafter as necessary from time to time cause this Security Instrument and the other Loan Documents and any continuation statement or similar instrument relating to any property subject thereto or to any property intended to be unencumbered, granted, conveyed, transferred and assigned by this Security Instrument to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the validity thereof or the grant thereby of the property subject thereto and the interest and rights of Lender therein. Borrower covenants that it has paid or will pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all federal or state stamp taxes or other charges arising out of or in connection with the execution and delivery of such instruments.

                  (ii) Borrower shall maintain the validity, perfection, priority and effectiveness of this Security Instrument and the other Loan Documents. Unless otherwise permitted in this Security Instrument and the other Loan Documents, Borrower will not take any action, will not permit action to be taken by others and will not omit to take any action, nor will Borrower give any notice, approval or consent or exercise, waive or modify any rights under or in respect of the Permitted Encumbrances, which action, omission, notice, approval, consent or exercise, waiver or modification of rights would release Borrower from, or reduce any of Borrower*s obligations or liabilities under, or would result in the termination, surrender or assignment of, or the amendment or modification of, any of the Loan Documents, or would impair the validity of this Security Instrument or any of the other Loan Documents, or would affect the Property in any material adverse respect, without Lender*s consent, and any attempt to do any of the foregoing without such consent shall be of no force and effect.

                  (iii) Borrower, at its expense, will execute, acknowledge and deliver all such instruments and take all such actions as Lender from time to time reasonably may request or as may be reasonably necessary or proper for the better assuring to Lender of the properties and rights now or hereafter subject to the Lien hereof or intended so to be.

         4. NEGATIVE COVENANTS. Borrower covenants and agrees that, without Lender's prior written consent, Borrower shall not except as may be permitted in the Loan Agreement:

         (a) incur, create or assume any Debt other than Permitted Debt or Transfer or lease all or any part of the Property or any interest therein;

         (b) make advances or make loans to any Person, or hold any investments, except as expressly permitted pursuant to the terms of this Security Instrument or any other Loan Document;

         (c) partition the Property;

         (d) commingle its assets with the assets of any of its Affiliates;

         (e) guarantee any obligations of any Person; or

         (f) Transfer any asset other than in the ordinary course of business or Transfer any interest in the Property.

         5. LICENSE TO COLLECT RENTS. Lender and Borrower hereby confirm that for so long as no Event of Default shall have occurred and is continuing, Lender has granted to Borrower a revocable license to collect and use the Rents as they become due and payable in accordance with the provisions of the Loan Agreement and the Assignment of Leases; PROVIDED that the existence of such right shall not operate to subordinate the Assignment of Leases to any subsequent assignment, in whole or in part by Borrower, and any such subsequent assignment shall be subject to Lender's rights under this Security Instrument. Borrower further agrees to execute and deliver such assignments of Leases and Rents as Lender may from time to time reasonably request in order to better assure, transfer and confirm to Lender the rights intended to be granted to Lender with respect thereto. In accordance with the provisions of the Assignment of Leases, upon the occurrence and during the continuance of an Event of Default (1) Borrower agrees that Lender may, but shall not be obligated to, assume the management of the Property, and collect the Rents, applying the same upon the Obligations, and (2) Borrower hereby authorizes and directs all tenants, purchasers or other persons occupying, utilizing or acquiring any interest in any part of the Property to pay all Rents to Lender upon Lender's request. In the event Lender actually receives such Rents after an Event of Default, any application of the Rents by Lender shall not constitute a misappropriation of the Rents by Borrower pursuant to SECTION 18.1 of the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default, Lender shall have and hereby expressly reserves the right and privilege (but assumes no obligation), to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Security Instrument, the Assignment of Leases, and applicable law.

         6. SECURITY AGREEMENT. This Security Instrument constitutes a financing statement and, to the extent required under N.J.S.A. 12A:9-402(f) because portions of the Property may constitute fixtures, this Security Instrument is to be filed in the office where a mortgage for the Land would be recorded. Lender also shall be entitled to proceed against all or portions of the Property in accordance with the rights and remedies available under N.J.S.A. 12A:9-501(d). Borrower is, for the purposes of this Security Instrument, deemed to be the Debtor, and Lender is deemed to be the Secured Party, as those terms are defined and used in the UCC. Borrower agrees that the Indebtedness and Obligations secured by this Security Instrument are further secured by security interests in all of Borrower's right, title and interest in and to fixtures, equipment, and other property covered by the UCC, if any, which are used upon, in, or about the Property (or any part) or which are used by Borrower or any other person in connection with the Property. Borrower grants to Lender a valid and effective first priority security interest in all of Borrower's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, Borrower agrees that, without the written consent of Lender, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, equipment, appliances, or articles of personal property now attached to or used or to be attached to or used in connection with the Property except as otherwise permitted hereunder. Borrower agrees that all property of every nature and description covered by the Lien and charge of this Security Instrument together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Borrower, all of the Property, at Lender's option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Lender's rights of priorities under this Security Instrument.

         7. LEASE SUBORDINATION AND ATTORNMENT.

         (a) LEASES TO BE SUBORDINATE. All Future Leases and New Leases entered into by Borrower after the date hereof shall by their express terms be subject and subordinate to this Security Instrument, the Loan Agreement and each of the other Loan Documents (through a subordination provision contained in such Lease or otherwise) and shall provide that the Person holding any rights thereunder shall attorn to Lender or any other Person succeeding to the interests of Lender upon the exercise of its remedies hereunder or any transfer in lieu thereof on the terms set forth in this Security Instrument.

         (b) ATTORNMENT. Each Future Lease and New Lease entered into from and after the date hereof shall provide that in the event of the enforcement by Lender of any remedy under this Security Instrument or the Loan Agreement, the Tenant under such Lease shall, at the option of

Lender or of any other Person succeeding to the interest of Lender as a result of such enforcement, attorn to Lender or to such Person and shall recognize Lender or such successor in the interest as lessor under such Lease without change in the provisions thereof; PROVIDED, HOWEVER, Lender or such successor in interest shall not be liable for or bound by (i) any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment, (ii) any act or omission of or default by Borrower under any such Lease (but the Lender, or such successor, shall be subject to the continuing obligations of the landlord to the extent arising from and after such succession to the extent of Lender's, or such successor's, interest in the Property), (iii) any credits, claims, setoffs or defenses which any Tenant may have against Borrower, (iv) any obligation on Borrower's part, pursuant to such Lease, to perform any tenant improvement work or (vi) any obligation on Borrower's part, pursuant to such Lease, to pay any sum of money to any Tenant. Each such Tenant, upon the reasonable request by Lender or such successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

         (c) NON-DISTURBANCE AGREEMENTS. Pursuant to the terms of the Loan Agreement, Lender shall enter into, and, if required by applicable law to provide constructive notice or requested by a Tenant, record in the county where the subject Property is located, a subordination, attornment and non-disturbance agreement, in form and substance substantially similar to the form attached to the Loan Agreement as EXHIBIT P (a "NON-DISTURBANCE AGREEMENT"), with any Tenant (other than an Affiliate of Borrower) entering into a New Lease or a Future Lease satisfying the requirements of SECTION 8.8 of the Loan Agreement for which Lender's prior written consent is required by SECTION 8.8 of the Loan Agreement and has been obtained (Lender shall not be required to enter into any Non-Disturbance Agreement with any Tenant in the event Landlord has not consented to its Lease), within ten (10) Business Days after written request therefor by Borrower, provided that, such request is accompanied by an Officer's Certificate stating that such Lease complies in all material respects with
SECTION 8.8 of the Loan Agreement. All reasonable third party costs and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of any Non-Disturbance Agreement, including, without limitation, reasonable attorneys' fees and disbursements, shall be paid by Borrower (in advance, if requested by Lender).

         8. PROTECTION OF SECURITY; COSTS AND EXPENSES. Borrower shall appear in and defend any action or proceeding of which it has notice purporting to affect the security hereof or the rights or powers of Lender hereunder and shall pay all costs and expenses actually incurred by Lender, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding, and in any suit brought by Lender to foreclose this Security Instrument or to enforce or establish any other rights or remedies of Lender hereunder upon the occurrence and during the continuance of an Event of Default. If an Event of Default occurs and is continuing under this Security Instrument or the Loan Agreement, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Security Instrument or which adversely affects Lender or Lender's interest in the Property or any part thereof, including, without limitation, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Property or involving Borrower's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then Lender, upon reasonable notice to Borrower, may, but without obligation to do so and without releasing Borrower from any obligation hereunder, make such appearances, disburse such reasonable sums and take such action as Lender reasonably deems necessary or appropriate to protect Lender's interest in the Property, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Property to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the reasonable judgment of Lender appears to be prior or superior hereto; PROVIDED, HOWEVER, that the foregoing shall be subject to Borrower's rights to contest under SECTION 7.3 of the Loan Agreement of and, provided no Event of Default shall have occurred and is then continuing, Lender shall not pay or discharge any lien, encumbrance or charge being contested by Borrower in accordance with SECTION 7.3 of the Loan Agreement.

         9. LENDER'S RIGHT TO PERFORM. Upon the occurrence and during the continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, Lender may, without waiving or releasing Borrower from any Obligation or Default under this Security Instrument, but shall not be obligated to, at any time perform the Obligations giving rise to such Event of Default, and the cost thereof, with interest at the Default Rate from the date of payment by Lender to the date such amount is paid by Borrower, shall immediately be due from Borrower to Lender and the same shall be secured by this Security Instrument and shall be a Lien on the Property prior to any right, title to, interest in or claim upon the Property attaching subsequent to the Lien of this Security Instrument (subject to the provisions of ARTICLE VIII of the Loan Agreement). No payment or advance of money by Lender under this SECTION 9 shall be deemed or construed to cure Borrower's Event of Default or waive any right or remedy of Lender hereunder.

         10. REMEDIES. Upon the occurrence and during the continuation of an Event of Default hereunder or the Loan Agreement, Lender may take such actions against Borrower, subject to SECTION 12 hereof and SECTION 18.1 of the Loan Agreement, and/or against the Property or any portion thereof as Lender determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below or as required under applicable law. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Lender's determination of appropriate action may be based on an appropriate real estate or other consultant and/or counsel, and Lender may rely conclusively on such advice. Borrower shall pay such consultants' and reasonable attorneys' fees and expenses incurred by Lender pursuant to this SECTION 10. Such actions may include, without limitation, the following:

         (a) ACCELERATION. Subject to any applicable provisions of the Note and the other Loan Documents, Lender may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

         (b) ENTRY. Subject to the provisions and restrictions of applicable law, Lender, personally, or by its agents or attorneys, at Lender's election, may enter into and upon all or any part of the Property (including, but not limited to, the Land and Improvements and any part thereof), and may exclude Borrower, its agents and servants therefrom (but such entry shall be subject to any Non-Disturbance Agreements then in effect); and Lender, having and holding the same, may use, operate, manage and control the Property or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, Lender may, at the reasonable expense of the Property and/or Borrower, from time to time, either by purchase, repair or construction, maintain and restore the Property or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, Lender may, at the expense of Borrower (which amounts may be disbursed by Lender from the Property on behalf of Borrower), make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Property or any part thereof as it may seem advisable. Lender or its designee shall also have the right to manage and operate the Property or any part thereof and to carry on the business thereof and exercise all rights and powers of Borrower with respect thereto, either in the name of Borrower or otherwise, as may seem to them to be advisable. In confirmation of the grant made in Granting Clause (F) hereof, in the case of the occurrence and continuation of an Event of Default, Lender shall be entitled to collect and receive all Rents to be applied in the order of priorities and amounts as shall be provided for in SECTION 11 hereof. Lender shall be liable to account only for Rents and other proceeds actually received by Lender.

         (c) PHASE I ENVIRONMENTAL REPORT. Lender may at its option obtain, in each instance, at Borrower's reasonable expense, a new phase I environmental report with respect to the Property, and such additional environmental studies as may be recommended in such phase I reports.

         (d) FORECLOSURE.

                  (i) Lender, with or without entry, personally or by its agents or attorneys, insofar as applicable, and in addition to any and every other remedy, may (i) sell to the extent permitted by law and pursuant to the power of sale granted herein, all and singular, the Property, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in the county in which the Property is located and upon such terms as Lender may fix and specify in the notice of sale to be given to Borrower (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute proceedings for the complete or partial foreclosure of this Security Instrument under the provisions of the laws of the jurisdiction or jurisdictions in which the Property or any part thereof is located, or under any other applicable provision of law; or (iii) take all steps to protect and enforce the rights of Lender, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Security Instrument, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy), or otherwise, as Lender, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

                  (ii) Lender may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Property remaining unsold, but shall continue unimpaired until the entire Property shall have been sold.

                  (iii) Upon taking title to the Property (whether by foreclosure, deed in lieu or otherwise) by Lender or any other purchaser or assignee of the Property after an Event of Default, Borrower shall assign and transfer all of its right, title and interest in and to the Property to Lender. Borrower hereby irrevocably appoints Lender as its attorney-in-fact to execute all documents and take all actions necessary to effectuate such assignment and transfer, provided that such power may only be exercised by Lender while an Event of Default exists and is continuing.

         (e) SPECIFIC PERFORMANCE. Lender, in its sole and absolute discretion, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

         (f) ENFORCEMENT OF NOTE. Subject to SECTION 18.1 of the Loan Agreement, and to the extent permitted under the provisions of applicable law, Lender may recover judgment on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Security Instrument.

         (g) SALE OF PROPERTY

                  (i) Lender may postpone any sale of all or any part of the Property to be made under or by virtue of this SECTION 10 by public announcement at the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

                  (ii) Upon the completion of any sale made by Lender under or by virtue of this SECTION 10, and to the extent permitted under New Jersey law, Lender shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. Lender is hereby appointed the true and lawful irrevocable attorney-in-fact of Borrower in its name and stead or in the name of Lender to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and, for that purpose, Lender may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof; provided, however, that such power of attorney shall be effective only for so long as an Event of Default shall exist and be continuing. Borrower shall, nevertheless, if so requested in writing by Lender, ratify and confirm any such sale or sales by executing and delivering to Lender or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Lender, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this SECTION 10 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Borrower in and to the property and rights so sold, and shall be a perpetual bar, at law and in equity, against Borrower, its successors and assigns and any Person claiming through or under Borrower and its successors and assigns.

                  (iii) The receipt of Lender for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Security Instrument, or shall be answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

                  (iv) Upon any sale made under or by virtue of this SECTION 10, Lender may bid for and acquire the Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Security Instrument the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument. The person making such sale shall accept such settlement without requiring the production of the Note or this Security Instrument, and there shall be deemed credited to the Indebtedness and Obligations under this Security Instrument the net proceeds of such sale. Lender, upon acquiring the Property or any part thereof, shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

         (h) VOLUNTARY APPEARANCE; RECEIVERS. After the happening, and during the continuance of, any Event of Default hereunder or pursuant to the Loan Agreement, and immediately upon commencement of (i) any action, suit or other legal proceeding by Lender to obtain judgment for the principal and interest on the Note and any other sums required to be paid pursuant to this Security Instrument, or (ii) any action, suit or other legal proceeding by Lender of any other nature in aid of the enforcement of the Loan Documents or any of them, Borrower will (a) enter their voluntary appearance in such action, suit or proceeding, and (b) if required by Lender, consent to the appointment, of one or more receivers of the Property and all of the Rents. After the happening of any Event of Default, or upon the filing of a bill in equity to foreclose this Security Instrument or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of Lender, Lender shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Property, forthwith, either before or after declaring the principal and interest on the Note to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which Lender is authorized to exercise by the provisions of this SECTION 10, and shall have the right to incur such obligations and to issue such certificates therefor as the court shall authorize. Notwithstanding the foregoing, Lender as a matter of right may appoint or secure the appointment of a receiver, trustee, liquidator or similar official of the Property or any portion thereof, and Borrower hereby irrevocably consents and agrees to such appointment, without notice to Borrower and without regard to the value of the Property or adequacy of the security for the Indebtedness and without regard to the solvency of the Borrower or any other Person liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Rents pursuant to this Security Instrument or the Assignment of Leases.

         (i) UCC REMEDIES. Lender may exercise any or all of the remedies granted to a secured party under the UCC, specifically including, without limitation, the right to recover the reasonable attorneys' fees and disbursements and other expenses incurred by Lender in the enforcement of this Security Instrument or in connection with Borrower's redemption of the Improvements or Building Equipment or Intangibles. Lender may exercise its rights under this Security Instrument independently of any other collateral or guaranty that Borrower may have granted or provided to Lender in order to secure payment and performance of the Obligations, and Lender shall be under no obligation or duty to foreclose or levy upon any other collateral given by Borrower to secure any Obligation or to proceed against any guarantor before enforcing its rights under this Security Instrument.

         (j) LEASES. Lender may, at its option, before any proceeding for the foreclosure (or partial foreclosure) or enforcement of this Security Instrument, treat any Lease which is subordinate by its terms to the Lien of this Security Instrument (and with respect to which Non-Disturbance Agreement exists and is in full force and effect without any default on the part of the Tenant thereunder or under the Lease relating thereto beyond the expiration of applicable notice and cure periods), as either subordinate or superior to the Lien of this Security Instrument.

         (k) OTHER RIGHTS. Lender may pursue against Borrower any other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents, subject to the provisions of SECTION 18.1 of the Loan Agreement.

         (l) RETENTION OF POSSESSION. Notwithstanding the appointment of any receiver, liquidator or trustee of Borrower, or any of its property, or of the Property or any part thereof, Lender, to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by Lender under this Security Instrument.

         (m) SUITS BY LENDER. All rights of action under this Security Instrument may be enforced by Lender without the possession of the Note and without the production thereof or this Security Instrument at any trial or other proceeding relative thereto, PROVIDED, HOWEVER, Lender shall in any event certify that it is the current holder of the Note. Any such suit or proceeding instituted by Lender shall be brought in the name of Lender and any recovery of judgment shall be subject to the rights of Lender.

         (n) REMEDIES CUMULATIVE. Subject to SECTION 18.1 of the Loan Agreement, no remedy herein (or pursuant to the Loan Agreement or any Loan Document) conferred upon or reserved to Lender shall exclude any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given to Lender by this Security Instrument or any other Loan Document may be exercised from time to time and as often as Lender may deem expedient. Nothing in this Security Instrument shall affect Borrower's obligations to pay the principal of, and interest on, the Note in the manner and at the time and place expressed in the Note.

         (o) WAIVER OF RIGHTS. Borrower agrees that, to the fullest extent permitted by law, it will not at any time, (1) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Security Instrument or any Loan Document, (2) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (3) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted by the United States or any State or otherwise to redeem the property and rights sold pursuant to such sale or sales or any part thereof. Borrower hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but will suffer and permit the execution of every power as though no such laws had been made or enacted. Borrower for itself and all who may claim through or under it, waives, to the extent it lawfully may do so, any and all homestead rights and, any and all rights to reinstatement, any and all right to have the property comprising the

Property marshaled upon any foreclosure of the Lien hereof or to have the Property hereunder and the property covered by any other mortgage, deed to secure debt or deed.

11.      APPLICATION OF PROCEEDS.

         (a) SALE PROCEEDS. The proceeds of any sale or foreclosure of the Property or any portion thereof shall be applied to the following in the following order of priority: (i) the payment of the costs and expenses of the foreclosure proceedings with respect to such Property (including reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Security Instrument or any Loan Document, and reasonable receivers' and trustees' fees and commissions and fees and expenses incurred by Lender, together with interest at the Default Rate to the extent payable, (ii) payment of any other sums advanced by Lender (or any advancing agent on its behalf) in accordance with the terms hereof and not repaid to it by Borrower, together with interest at the Default Rate to the extent payable, (iii) payment of all sums due under the Note and the Loan Documents in such order and priority as Lender shall elect in its sole and absolute discretion; and (iv) payment of any remaining Obligations and
(v) (A) for as long as the Mezzanine Loan is outstanding, any surplus shall be distributed in accordance with the provisions of SECTION 3.1.6(g) of the Loan Agreement; or (B) if the Mezzanine Loan has been indefeasibly repaid in full, any surplus shall be distributed to Borrower.

         (b) OTHER PROCEEDS. All other proceeds or other amounts collected by Lender following an Event of Default shall be applied (1) first, to reimburse any reasonable expenses related to such collection, and (2) thereafter, as provided in SECTION 11(a) hereof. If no Event of Default shall exist and be continuing, any amount available to make payments or applied in lieu of such payments thereon shall be applied (1) first, to the Collateral Accounts, to the extent there are insufficient funds in any of the Collateral Accounts, (2) first, to interest due or overdue on the Note, and (3) then, any amounts applied to pay or applied in lieu of paying principal on the Note then due shall be applied to pay or applied in lieu of paying the Note in order of priority, and
(4) thereafter, any surplus shall be distributed in accordance with the provisions of SECTION 3.1.6(g) of the Loan Agreement.

12.      MISCELLANEOUS.

         (a) CERTAIN WAIVERS. TO INDUCE LENDER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THE NOTE AND THIS SECURITY INSTRUMENT, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH OF LENDER, BORROWER AND EACH SPE ENTITY EXPRESSLY AND IRREVOCABLY HEREBY, IN ADDITION TO AND NOT IN DEROGATION OF ALL OTHER WAIVERS CONTAINED IN THE NOTE, THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, WAIVE AND SHALL WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY LENDER WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR

IS CONNECTED WITH THIS SECURITY INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT.

         (b) RECOURSE; EXCULPATION. Notwithstanding anything herein that may be construed to the contrary, the terms of SECTION 18.1 of the Loan Agreement relating to the obligations of Borrower are incorporated herein by reference as if fully set forth herein. No negative inference regarding the application of said SECTION 18.1 to all of the terms of this Security Instrument is to be drawn by the reference to said SECTION 18.1 in only certain provisions.

         (c) NOTICES. Any notice, election, request, demand, report or statement which by any provision of this Security Instrument is required or permitted to be given or served hereunder shall be in writing and shall be given or served in the manner and to the Persons required by SECTION 19.6 of the Loan Agreement.


         (d) NO ORAL MODIFICATION. This Security Instrument may not be waived, altered, amended, modified, changed, discharged or terminated orally but only by a written agreement signed by the party against which enforcement is sought.


         (e) PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Security Instrument shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.


         (f) SUCCESSORS AND ASSIGNS. All covenants of Borrower contained in this Security Instrument are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so. All such covenants of Borrower shall run with the land and bind Borrower, the successors and assigns of Borrower (and each of them) and all subsequent owners, encumbrancers and Tenants of the Property, and shall inure to the benefit of Lender, its successors and assigns.

         (g) GOVERNING LAW.

                  (i) THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, PROVIDED HOWEVER, THAT (A) THE COVENANTS SET FORTH IN THE RECITALS HEREOF AND
         (B) THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS CREATED HEREUNDER SHALL BE

         GOVERNED BY NEW JERSEY LAW TO THE EXTENT NECESSARY FOR THE VALIDITY AND ENFORCEMENT THEREOF.

                  (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY INSTRUMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS SECURITY INSTRUMENT, BORROWER AND EACH PARTY JOINING WITH BORROWER HEREIN HEREBY ACCEPTS, AND BY ITS ACCEPTANCE OF THIS SECURITY INSTRUMENT, LENDER HEREBY ACCEPTS, EACH FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. BORROWER, EACH PARTY JOINING WITH BORROWER HEREIN AND LENDER EACH IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS FOR NOTICES SET FORTH HEREIN. BORROWER AND LENDER EACH HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY INSTRUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (h) NO WAIVER. No failure by Lender to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Security Instrument, which shall continue in full force and effect, or shall affect or alter the rights of Lender with respect to any other then existing or subsequent breach.


         (i) FURTHER ASSURANCES. Borrower, at its own expense, will execute, acknowledge and deliver all such reasonable further documents or instruments including, without limitation, (i) security agreements on any building equipment included or to be included in the Property, and (ii) such other documents as Lender from time to time may reasonably request to better assure, transfer and confirm unto Lender the rights now or hereafter intended to be granted to Lender under this Security Instrument or the other Loan Documents. Borrower shall notify Lender in writing no less than thirty (30) days prior to a change of address.

         (j) COUNTERPARTS. This Security Instrument may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.


         (k) MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF LENDER. Any Person into which Lender may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Lender shall be a party, or any Person succeeding to all or substantially all the business of Lender, shall be the successor of Lender hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


         (l) NO ENDORSEMENT. Lender shall not become or be considered to be an endorser, co-maker or co-obligor on the Note or on any other Obligation of Borrower secured by this Security Instrument or otherwise.


         13.      NEW JERSEY LAW PROVISIONS.


         (a) Notwithstanding anything to the contrary elsewhere in this Security Instrument, Lender shall be entitled to all rights and remedies that a mortgagee would have under the law or in equity in addition to all rights and remedies it may have hereunder.

         (b) Borrower hereby declares and acknowledges that it has received a true copy of this Security Instrument without charge.

         (c) This Security Instrument will also secure any and all extensions, renewals and modifications of the Note and is subject to modification as such terms are defined in New Jersey Public Laws of 1985, Chapter 353 and N.J.S.A. 46:9-8.1 et seq.

         IN WITNESS WHEREOF, this Security Instrument has been duly executed by Borrower and Lender on the date first hereinabove written.


                        BORROWER:

                            N.J. METROMALL URBAN RENEWAL, INC.,
                            a New Jersey corporation



                        By: /s/ George A. Schmidt
                            ----------------------------------------
                            Name: George A. Schmidt
                            Title: Executive Vice President


                            GLIMCHER JERSEY GARDENS, LLC,
                            a Delaware limited liability company

                        By: JG Mezzanine, LLC, a Delaware limited liability
                            company and its sole equity member

                        By: Glimcher Properties Limited Partnership,
                            a Delaware limited partnership and its sole equity member

                        By: Glimcher Properties Corporation,
                            a Delaware corporation and its sole general partner


                        By: /s/ George A. Schmidt
                            ----------------------------------------
                            Name: George A. Schmidt
                            Title: Executive Vice President

STATE OF NEW YORK                           )
                                            ) SS
COUNTY OF NEW YORK                          )


         This instrument was acknowledged before me this 29 day of May 2002, by George A. Schmidt, as Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, on behalf of said corporation, in its capacity as sole general partner of Glimcher Properties Limited Partnership, a Delaware partnership in its capacity as sole equity member of JG Mezzanine, LLC, a Delaware limited liability company in its capacity as sole equity member of GLIMCHER JERSEY GARDENS, LLC, a Delaware limited liability company, on behalf of said limited liability company, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.



                                   /s/ Andrea L. Santiago
                                   --------------------------------------------
                                   Notary Public
[Notary Seal]                      My commission expires:  12/10/05
                                                           --------------------

STATE OF NEW YORK  )
                   ) ss.
COUNTY OF NEW YORK )

         This instrument was acknowledged before me this ____ day of May 2002, by George A. Schmidt, as Executive Vice President of N.J. METROMALL URBAN RENEWAL, INC., a New Jersey corporation, on behalf of said limited liability company, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                                           -------------------------------------
                                                        Notary Public

[Notary Seal]                       My commission expires:___________________

                                   EXHIBIT A
                                   ---------

                                LEGAL DESCRIPTION

Record and Return to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.


                           COMBINED FEE AND LEASEHOLD
               MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS

                                      from

                        N.J. METROMALL URBAN RENEWAL INC,
                                       and
                          GLIMCHER JERSEY GARDENS, LLC

                                each, as Borrower

                                having an address

                            c/o Glimcher Realty Trust
                                20S. Third Street
                              Columbus, Ohio 43215


                                       to

                      GERMAN AMERICAN CAPITAL CORPORATION,
                                    as Lender

                              having an address at
                               31 West 52nd Street
                            New York, New York 10019


                                    Street Address:  651 Kapkowski Road
                                    City:            Elizabeth
                                    County:          Union
                                    State:           New Jersey
                            Block:            1
                      Lot:              1375, 1380, [1461A]

                            Dated as of May 31, 2002
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

RECITALS......................................................................1
SECURED INDEBTEDNESS..........................................................2
GRANTING CLAUSES..............................................................3
HABENDUM......................................................................7
1.               DEFINITIONS..................................................7
2.               WARRANTY.....................................................9
(a)  TITLE....................................................................9
(b)  ALL PROPERTY.............................................................9
(c)  ENFORCEABILITY OF SECURITY INSTRUMENT....................................9
3.               AFFIRMATIVE COVENANTS........................................9
(a)  PAYMENT OF OBLIGATIONS...................................................9
(b)  PERFORMANCE AND OBSERVANCE OF LOAN AGREEMENT COVENANTS...................9
(c)  INSURANCE...............................................................10
(d)  MAINTENANCE OF VALIDITY AND RECORDING...................................10
4.                NEGATIVE COVENANTS.........................................11
5.                LICENSE TO COLLECT RENTS...................................11
6.                SECURITY AGREEMENT.........................................12
7.                LEASE SUBORDINATION AND ATTORNMENT.........................12
(a)  LEASES TO BE SUBORDINATE................................................12
(b)  ATTORNMENT..............................................................13
(c)  NON-DISTURBANCE AGREEMENTS..............................................13
8.                PROTECTION OF SECURITY; COSTS AND EXPENSES.................13
9.                LENDER'S RIGHT TO PERFORM..................................14
10.               REMEDIES...................................................14
(a)  ACCELERATION............................................................15
(b)  ENTRY...................................................................15
(c)  PHASE I ENVIRONMENTAL REPORT............................................15
(d)  FORECLOSURE.............................................................15
(e)  SPECIFIC PERFORMANCE....................................................16
(f)  ENFORCEMENT OF NOTE.....................................................16
(g)  SALE OF PROPERTY........................................................16
(h)  VOLUNTARY APPEARANCE; RECEIVERS.........................................18
(i)  UCC REMEDIES............................................................18
(j)  LEASES..................................................................19
(k)  OTHER RIGHTS............................................................19
(l)  RETENTION OF POSSESSION.................................................19
(m)  SUITS BY LENDER.........................................................19

(n)  REMEDIES CUMULATIVE.....................................................19
(o)  WAIVER OF RIGHTS........................................................19
11                APPLICATION OF PROCEEDS....................................20
(a)  SALE PROCEEDS...........................................................20
(b)  OTHER PROCEEDS..........................................................20
12                MISCELLANEOUS..............................................20
(A)  CERTAIN WAIVERS.........................................................21
(b)  RECOURSE; EXCULPATION...................................................21
(c)  NOTICES.................................................................21
(d)  NO ORAL MODIFICATION....................................................21
(e)  PARTIAL INVALIDITY......................................................21
(f)  SUCCESSORS AND ASSIGNS..................................................21
(g)  GOVERNING LAW...........................................................22
(h)  NO WAIVER...............................................................23
(i)  FURTHER ASSURANCES......................................................23
(j)  COUNTERPARTS............................................................23
(k)  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF LENDER...23
(l)  NO ENDORSEMENT..........................................................23
13.               NEW JERSEY LAW PROVISIONS..................................23

EXHIBIT A         LAND.........................................................